Exhibit 10.7
AMENDMENT 2008-2
TO
SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT
     THIS AMENDMENT, dated as of August 6, 2008, between Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”) and Stuart M. Essig (“Executive”).
RECITALS
     WHEREAS, the Company and Executive previously entered into the Second Amended and Restated Employment Agreement, dated as of July 27, 2004, (the “Employment Agreement”), that sets forth the terms and conditions of Executive’s employment with the Company, including, but not limited to, severance benefits that will be payable to Executive if he experiences a covered termination and the grant of certain equity-based awards to Executive;
     WHEREAS, as of December 19, 2006, Company and Executive entered into Amendment 2006-1 to the Employment Agreement (“Amendment 2006-1”) to provide certain severance benefits to Executive in the event Executive’s employment is terminated by Company for a covered termination in connection with a Change in Control (as defined in the Employment Agreement);
     WHEREAS, as of March 6, 2008, Company and Executive entered into Amendment 2008-1 to the Employment Agreement (“Amendment 2008-1”) to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations issued thereunder;
     WHEREAS, the Company and Executive desire to amend the Employment Agreement to extend the term of Executive’s employment and to modify the provisions of the Employment Agreement relating to the grant of equity-based awards to Executive; and
     WHEREAS, Section 8.6 of the Employment Agreement provides that the Employment Agreement may be amended pursuant to a written agreement between the Company and Executive.
     NOW, THEREFORE, the Company and Executive hereby agree that, effective as of August 6, 2008, the Employment Agreement, Amendment 2006-1 and Amendment 2008-1 shall be amended as follows:
     1. Section 2.1 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
     “2.1 Term. The term of Executive’s employment hereunder commenced on July 27, 2004 (the “Commencement Date”) and shall continue until December 31, 2011, as further extended or unless sooner terminated in accordance with the other provisions hereof (the “Term”). Except as hereinafter provided, on December 31, 2011 and on each subsequent one-year anniversary thereof, the Term shall be automatically extended for one year unless either party shall have given to the other party written notice of termination of this Agreement at least six months prior to such anniversary. If written notice of termination is given as provided above,

Executive’s employment under this Agreement shall terminate on the last day of the then-current Term.”
     2. Section 3.2(b)(i) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
     “(i) (A) The parties hereby acknowledge and agree that the Company has granted to Executive the 2003 Plan Option, as defined in the Second Amended and Restated Employment Agreement between the Company and Executive, dated as of July 27, 2004, as in effect prior to this Amendment 2008-2, and the annual stock option grants contemplated thereby (together with the 2003 Plan Option, the “Additional Company Stock Options”). For purposes of clarification, the term “Prior Options,” as used herein, shall not include the Additional Company Stock Options or the Special 2008 Stock Option (as defined below).
          (B) On the first day following August 6, 2008 on which trading in the Common Stock is permitted by the Company’s trading window, the Company shall grant Executive a non-qualified stock option under the Company’s 2003 Equity Incentive Plan (the “2003 Plan”) to purchase 125,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the grant date (the “Special 2008 Stock Option” and, together with the Prior Options and the Additional Company Stock Options, the “Stock Options”). The Special 2008 Stock Option shall have a ten-year term and shall be granted on the other terms and conditions set forth in the Stock Option Grant and Agreement attached as Exhibit A hereto (the “Special 2008 Stock Option Agreement”). In the event of any inconsistency between the terms of this Agreement and the Special 2008 Stock Option Agreement, the Special 2008 Stock Option Agreement shall govern.”
     3. Section 3.2(b)(ii) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
     “(ii) The Company hereby represents and warrants to Executive that (A) the 2003 Plan has and will have sufficient shares available to effect the grant and exercise of the Special 2008 Stock Option and the stock options previously granted to Executive pursuant to this Agreement under the 2003 Plan (such options, together with the Special 2008 Stock Option, the “2003 Plan Stock Options”) , and the 2003 Plan has been approved by the Company’s stockholders, (B) the Special 2008 Stock Option and the other 2003 Plan Stock Options have been properly authorized and approved by the Board and/or its Compensation Committee, (C) the issuance of the Company Stock underlying the Special 2008 Stock Option and the other 2003 Plan Stock Options have been or will be registered on Form S-8 and (D) stockholder approval is not required to grant the Special 2008 Stock Option.”
     4. The reference to “Section 3.3” in Section 3.2(b)(iv) of the Employment Agreement is hereby amended to read “Section 3.2(c)(i)(A).”
     5. The section heading of Section 3.2(c) of the Employment Agreement is hereby amended to read “Restricted Units; Annual Awards.”
     6. Section 3.2(c)(i) of the Employment Agreement, as amended by Amendment 2008-1, is hereby amended and restated in its entirety to read as follows:

     “(i) (A) 2004 Restricted Units. The Company issued to Executive on the Commencement Date a fully-vested equity-based signing award bonus in the form of contract stock for 750,000 shares of the Company’s common stock (the “2004 Restricted Units”) pursuant to the 2003 Plan and the terms and conditions set forth in the Contract Stock/Restricted Units Agreement, dated as of July 27, 2004 (the “2004 Restricted Units Agreement”). The 2004 Restricted Units Agreement has subsequently been amended. In the event of any inconsistency between the terms of this Agreement and the 2004 Restricted Units Agreement, as amended, the 2004 Restricted Units Agreement, as amended, shall govern. The shares underlying the 2004 Restricted Units (the “2004 Unit Shares”) shall be delivered to Executive in accordance with the terms of the 2004 Restricted Units Agreement, as amended. For purposes of clarification, the term “Prior Restricted Units,” as used herein, shall not include the 2004 Restricted Units, or the Special 2008 Restricted Units or the Annual Awards (each as defined below).
     (B) Special 2008 Restricted Units. On August 6, 2008, the Company shall grant to Executive a fully-vested equity-based signing award bonus in the form of contract stock for 375,000 shares of the Company’s common stock (the “Special 2008 Restricted Units”) pursuant to the 2003 Plan and the terms and conditions set forth in the Contract Stock/Restricted Units Agreement attached as Exhibit D hereto (the “Special 2008 Restricted Units Agreement”). The shares underlying the Special 2008 Restricted Units (the “Special 2008 Restricted Unit Shares”) shall be delivered to Executive in accordance with the terms of the Special 2008 Restricted Units Agreement.
     (C) Annual Award. During the period of the Term following August 6, 2008, provided that Executive is an employee of the Company at the time of grant, the Company shall annually grant to Executive in December of each year (commencing with a grant expected to be made in December 2008) an award (the “Annual Award”) in the form of either (i) contract stock for between 75,000 and 100,000 (inclusive) shares of the Company’s common stock (the “Annual Restricted Units”) pursuant to the 2003 Plan and the terms and conditions set forth in a Contract Stock/Restricted Units Agreement substantially in the form attached as Exhibit E hereto (the “Annual Restricted Units Agreement”), or (ii) performance stock for between 75,000 and 100,000 (inclusive) shares of the Company’s common stock (the “Annual Performance Stock”) pursuant to the 2003 Plan and the terms and conditions set forth in a Performance Stock Agreement substantially in the form attached as Exhibit F hereto (the “Annual Performance Stock Agreement”). The form of the Annual Award (i.e., whether the Annual Award is Annual Restricted Units or Annual Performance Stock) will be determined by the Compensation Committee of the Board in its absolute discretion. The shares underlying the Annual Awards (the “Annual Award Shares”) shall vest and be delivered to Executive in accordance with the terms of the Annual Restricted Units Agreement and/or the Annual Performance Stock Agreement, as applicable (in any case, the “Annual Award Agreement”). For purposes of this Agreement, (a) the Prior Restricted Units, the 2004 Restricted Units, the Special 2008 Restricted Units and the Annual Awards shall be referred to herein as the “Restricted Units,” and (b) the 2004 Restricted Units Agreement, the Special 2008 Restricted Units Agreement and the Annual Award Agreements shall be referred to herein as the “Restricted Units Agreements.”
     In the event of any inconsistency between the terms of this Agreement and any Annual Award Agreement or the Special 2008 Restricted Units Agreement, the Annual Award Agreement and the Special 2008 Restricted Units Agreement, respectively, shall govern.”

     7. The Employment Agreement is hereby amended such that references therein to the following defined terms shall be modified as follows:
     (a) References to “Additional Restricted Units” shall be replaced with references to “2004 Restricted Units”;
     (b) References to “Restricted Units Agreement” shall be replaced with references to “2004 Restricted Units Agreement”; and
     (c) References to “Additional Unit Shares” shall be replaced with references to “2004 Unit Shares.”
     8. Section 3.2(c)(ii) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
     “(ii) The shares underlying the Prior Restricted Units (the “Prior Restricted Unit Shares” and, collectively with the 2004 Unit Shares, the Special 2008 Restricted Unit Shares and the Annual Award Shares, the “Restricted Unit Shares”) shall be delivered to Executive on the dates specified in the Initial Employment Agreement or Amended and Restated Employment Agreement and the award agreements that were exhibits thereto, as applicable, if Executive is still employed by the Company on the dates specified in such respective agreements and, except as provided in the following sentence, this Agreement shall not be deemed to modify the Prior Restricted Units or Prior Restricted Unit Shares in any respect. Notwithstanding anything contained herein, Executive’s right to defer delivery of Prior Restricted Unit Shares on six months’ advance notice shall be deemed modified to be 12 months’ advance notice.”
     9. Section 3.2(c)(iii) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
     “(iii) The Company hereby represents and warrants to Executive that (i) stockholder approval is not required to grant the Special 2008 Restricted Units, or to distribute to Executive the Special 2008 Restricted Unit Shares, (ii) the 2003 Plan has and will have sufficient shares available to effect the distribution of the 2004 Unit Shares and the Special 2008 Restricted Unit Shares, (iii) the 2004 Restricted Units and the Special 2008 Restricted Units have been properly authorized and approved by the Board and/or its Compensation Committee and (iv) the Company will use commercially reasonable best efforts to cause the issuance of the 2004 Unit Shares and the Special 2008 Restricted Unit Shares to be registered on Form S-8.”
     10. The final sentence of Section 4.1 of the Employment Agreement, as amended by Amendment 2008-1, is hereby amended and restated in its entirety to read as follows:
     “All 2004 Unit Shares, Special 2008 Restricted Unit Shares and Annual Award Shares shall be delivered to Executive as provided in his Restricted Units Agreements, respectively.”
     11. In Section 4.2 of the Employment Agreement, as amended by Amendment 2008-1, both references to “December 31, 2009” are hereby amended to read “December 31, 2011.” In addition, the final sentence of Section 4.2 of the Employment Agreement, as amended by Amendment 2008-1, is hereby amended and restated in its entirety to read as follows:

     “All 2004 Unit Shares, Special 2008 Restricted Unit Shares and Annual Award Shares shall be delivered to Executive as provided in his Restricted Units Agreements, respectively.”
     12. In Section 4.3 of the Employment Agreement, as amended by Amendment 2008-1, both references to “December 31, 2009” are hereby amended to read “December 31, 2011.” In addition, the second and third sentences of Section 4.3 of the Employment Agreement, as amended by Amendment 2008-1, are hereby amended and restated in their entirety to read as follows:
     “If Executive’s employment hereunder is terminated for Cause in accordance with this Section 4.3 prior to December 31, 2011, (i) the portion of the Stock Options that is vested on the Date of Termination shall be exercisable until their original respective expiration dates, (ii) the non-vested portions of the Stock Options shall terminate on the Date of Termination and (iii) and the 2004 Unit Shares, Special 2008 Restricted Unit Shares and Annual Award Shares shall be delivered to Executive as provided in his Restricted Units Agreements, respectively. In addition, if the Executive’s employment is terminated for Cause in accordance with this Section 4.3, the Prior Restricted Unit Shares shall be distributed to Executive in accordance with the terms of the Initial Employment Agreement or Amended and Restated Employment Agreement and the award agreements that were exhibits thereto, as applicable.”
     13. Clause (D) of the first full sentence of Section 4.4(a) of the Employment Agreement, as amended by Amendment 2006-1 and Amendment 2008-1, is hereby amended and restated in its entirety to read as follows:
     "(D) all 2004 Unit Shares, Special 2008 Restricted Unit Shares and Annual Award Shares shall be delivered to Executive as provided in his Restricted Units Agreements, respectively.”
     14. The reference to clause “(x)” of the definition of Good Reason in the first paragraph of Section 4.4(b) of the Employment Agreement is hereby amended to refer to clause “(ix)” instead.
     15. The second sentence of Section 4.5 of the Employment Agreement, as amended by Amendment 2006-1, is hereby amended and restated in its entirety to read as follows:
     “In the event that Executive’s employment with the Company terminates upon expiration of the Term because the Company provides Executive with notice of termination pursuant to Section 2.1, then, in addition to the foregoing, each Stock Option outstanding as of such date, other than the Special 2008 Stock Option, shall fully vest (to the extent not already vested) and shall remain exercisable until the expiration date of such Stock Option (e.g., 10 years after the grant date or such lesser time as is specified in the Stock Option grant). The treatment of the Special 2008 Stock Option in the event of a failure to extend this Agreement shall be as set forth in the Special 2008 Stock Option Agreement.”
     16. Section 5.1 of the Employment Agreement, as amended by Amendment 2008-1, is hereby amended in its entirety to read as follows:

     “5.1 Triggering Events. Unless Executive has been terminated for Cause in accordance with Section 4.3 hereof or has voluntarily left his employment with the Company (other than for Good Reason or due to Disability), in each case prior to December 31, 2011, upon the occurrence of a Change in Control, each Stock Option shall vest (to the extent not already vested) and be exercisable through its original expiration date and all 2004 Unit Shares, Special 2008 Restricted Unit Shares and Annual Award Shares shall be distributed to Executive as provided in his Restricted Units Agreements, respectively. In the event that the delivery of the 2004 Unit Shares, Special 2008 Restricted Unit Shares or Annual Award Shares are not made on the Change in Control as provided in the Restricted Units Agreements, respectively, and cash is paid as consideration for the Company’s common stock in the Change in Control, then the Company, or its successor in the Change in Control, shall deposit in an irrevocable rabbi trust with a reputable financial institution acceptable to Executive the cash equivalent of the 2004 Unit Shares, Special 2008 Restricted Unit Shares and Annual Award Shares, and such cash equivalent and any interest or earnings thereon shall be delivered to Executive as set forth in the Restricted Units Agreements, respectively.”
     17. In all respects not modified by this Amendment 2008-2, the Employment Agreement, Amendment 2006-1 and Amendment 2008-1 are hereby ratified and confirmed.
[Signature page follows]

     IN WITNESS WHEREOF, Company and Executive agree to the terms of the foregoing Amendment 2008-2, effective as of the date set forth above.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:	/s/ Richard E. Caruso
Name: Richard E. Caruso
Title: Chairman of the Board of Directors

EXECUTIVE

/s/ Stuart M Essig

Stuart M. Essig

EXHIBIT A
[Stock Option Grant and Agreement]
INTEGRA LIFESCIENCES HOLDINGS CORPORATION
STOCK OPTION GRANT AND AGREEMENT
Pursuant to
2003 EQUITY INCENTIVE PLAN
     STOCK OPTION GRANT AND AGREEMENT made as of the ___ day of ___, 2008 (the “Grant Date”), between INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Company”), and STUART M. ESSIG, an employee of the Company (the “Employee”).
     WHEREAS, the Employee and the Company previously entered into that certain Second Amended and Restated Employment Agreement dated as of July 27, 2004, as amended by Amendment 2006-1 to the Second Amended and Restated Employment Agreement and Amendment 2008-1 to the Second Amended and Restated Employment Agreement;
     WHEREAS, as of August 6, 2008, the Company and Executive have entered into an Amendment 2008-2 to the Second Amended and Restated Employment Agreement (such Second Amended and Restated Employment Agreement, as so amended being hereinafter called the “Employment Agreement”), pursuant to which Executive will continue to serve as President and Chief Executive Officer of the Company, on the terms and conditions set forth and described therein;
     WHEREAS, pursuant to the Employment Agreement, the Company has agreed to grant to Executive a non-qualified stock option to purchase an aggregate of 125,000 (one hundred twenty-five thousand) shares of common stock of the Company, par value $.01 per share (“Common Stock”), on the terms set forth herein; and
     WHEREAS, the grant of the stock option hereunder is being made under the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan (the “2003 Plan”), a copy of which is attached hereto and the terms and conditions of which are incorporated herein by reference;
     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration the legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Grant of Option. Pursuant to Section 3.2(b)(i)(B) of the Employment Agreement, the Company hereby grants to the Employee a non-qualified stock option (the “Option”) to purchase all or any part of an aggregate of 125,000 shares of Common Stock.
     2. Purchase Price. The purchase price per share of the shares of Common Stock covered by the Option shall be $[FAIR MARKET VALUE ON THE DATE OF GRANT]. It is the

determination of the Company’s Compensation Committee (the “Committee”) that on the Grant Date the purchase price per share was not less than the greater of one hundred percent (100%) of the fair market value of the Common Stock, or the par value thereof.
     3. Term. Unless earlier terminated pursuant to any provision of this Stock Option Grant and Agreement, this Option shall expire on [TENTH ANNIVERSARY OF DATE OF GRANT] (the “Expiration Date”). Notwithstanding anything herein to the contrary, this Option shall not be exercisable after the Expiration Date.
     4. Exercise of Option. The Committee, using its authority and discretion under Sections 3(b) and 7.1 of the 2003 Plan to set the terms of Options granted under the 2003 Plan, has determined that this Option, subject to law and regulation, shall vest and become exercisable in such installments and on such dates, as follows:
     This Option shall vest and become exercisable with respect to 31,250 shares on the first anniversary of the Grant Date. Thereafter, this Option shall vest and become exercisable with respect to 1/36th of the remaining shares on the first business day of each following month. Except as provided in Section 8(i) hereof, this Option, to the extent not theretofore expired or terminated, shall vest and become exercisable in its entirety, and shall remain exercisable until the Expiration Date, (i) upon the occurrence of a “Change in Control” (as defined in the Employment Agreement), or (ii) upon the receipt of a bona fide two-tier tender offer with respect to the outstanding shares of Common Stock. This Option shall be subject to accelerated vesting as set forth in Sections 8(ii) and 8(iii) hereof.
     Notwithstanding anything contained herein, no portion of the Option which has not become vested and exercisable as of the Employee’s termination of employment or in connection with Employee’s termination of employment shall thereafter become vested or exercisable.
     Once the Option becomes exercisable in accordance with the foregoing, it shall remain exercisable, subject to the provisions contained in this Stock Option Grant and Agreement, until the expiration of the term of this Option as set forth in Paragraph 3 or until other termination of the Option as set forth in this Stock Option Grant and Agreement.
     5. Method of Exercising Option. Subject to the terms and conditions of this Stock Option Grant and Agreement, the Option may be exercised in whole or in part by written notice to the Company, at its principal office, which is currently located at 311 Enterprise Drive, Plainsboro, New Jersey 08536. Such notice shall state the election to exercise the Option, and the number of shares with respect to which it is being exercised, shall be signed by the person or persons so exercising the Option; shall, unless the Company otherwise notifies the Employee, be accompanied by the investment certificate referred to in Section 6; and shall be accompanied by payment of the full Option price of such shares.
     The Option price shall be paid to the Company in: (i) cash; (ii) cash equivalent; (iii) Common Stock of the Company, in accordance with Section 7.1(f)(ii) of the 2003 Plan (as in effect on the date of this Stock Option Grant and Agreement); (iv) any combination of (i)-(iii); or (v) by delivering a properly executed notice of exercise of the Option in accordance with Section 7.1(f)(iii) of the 2003 Plan (as in effect on the date of this Stock Option Grant and Agreement).

Upon receipt of such notice and payment, the Company, as promptly as practicable, shall deliver or cause to be delivered a certificate or certificates representing the shares with respect to which the Option is so exercised. Such certificate(s) shall be registered in the name of the person or persons so exercising the Option (or, if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, shall be registered in the name of the Employee and the Employee’s spouse, jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option is exercised by any person or persons after the legal disability or death of the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that are purchased upon the exercise of the Option as provided herein shall be fully paid and not assessable by the Company.
     6. Shares to be Purchased for Investment. Unless the Company has theretofore notified the Employee that a registration statement covering the shares to be acquired upon the exercise of the Option has become effective under the Securities Act of 1933 and the Company has not thereafter notified the Employee that such registration statement is no longer effective, it shall be a condition to any exercise of this Option that the shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the same as the Company may request. Notwithstanding the foregoing, upon the written request of Employee, the Company shall provide the Employee with a shelf registration pursuant to a registration statement subject to the terms set forth in Exhibit B to the Employment Agreement. The Company shall be entitled to delay the transferability of the shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act of 1933 (or of any rules or regulations promulgated thereunder) or of any state laws or regulations. Such restrictions may, at the option of the Company, be noted or set forth in full on the share certificates. If any law or regulation requires the Company to take any additional action regarding the Common Stock before the Company issues certificates for the Common Stock subject to this Option or before such Common Stock may be transferred by the Employee, the Company shall use its commercially reasonable best efforts to resolve such problem. The Company may choose an alternative method of delivering the shares.
     7. Transferability. This Option is not assignable or transferable, in whole or in part, by the Employee other than by will or by the laws of descent and distribution, and during the lifetime of the Employee the Option shall be exercisable only by the Employee or by his/her guardian or legal representative.
     8. Termination of Employment. If the Employee’s employment with the Company and all Related Corporations, as defined in the 2003 Plan, is terminated for any reason other than death or disability prior to the Expiration Date of this Option as set forth in Paragraph 3, this Option shall vest and become exercisable in the following manner:
          (i) Termination for Cause or Voluntary Termination Without Good Reason. If the Employee is terminated for “Cause” as defined in Section 4.3 of the Employment Agreement, or if the Employee voluntarily leaves his employment with the Company (other than for “Good Reason” as defined in Section 4.4 of the Employment Agreement, or “Disability” as defined in Section 4.2 of the Employment Agreement) prior to the later of (i) December 31, 2011, or (ii) in the event that Employee and the Company enter into (including by way of an automatic extension) a new, amended or renewed employment agreement on or prior to December 31, 2011, the last day of the term of such new, amended or renewed employment agreement (the “Extended Expiration Date”), then the portion of this Option that is vested on the date of termination shall be exercisable until the Expiration Date and the non-vested portion of this Option shall terminate on the date of termination.
          (ii) Termination without Cause or by Employee for Good Reason. If Employee is terminated without “Cause” or terminates employment for “Good Reason”, then this Option shall become immediately vested and exercisable and shall remain exercisable in full until the Expiration Date.
          (iii) Termination Upon Nonrenewal. If Employee’s employment terminates as a result of the Employment Agreement (or the Executive’s successor employment agreement with the Company, if any) not being amended, renewed or replaced by a new employment agreement upon the expiration of such agreement on December 31, 2011 or the Extended Expiration Date, if any, then this Option shall become immediately vested and exercisable as of the date of termination and shall remain exercisable in full until the Expiration Date.
     9. Disability. If the Employee terminates due to Disability during his employment and prior to the Expiration Date of this Option as set forth in Section 3, the vested portion of this Option shall be exercisable until the later of (i) one year from the date of termination, or (ii) the later of December 31, 2011 or the Extended Expiration Date, if any, but in no event beyond the Expiration Date, and the non-vested portion of this Option shall terminate on the date of termination.
     10. Death. If the Employee dies during his employment and prior to the Expiration Date, or if the Employee dies during any period following termination of employment but while this Option is still exercisable, then the vested portion of this Option shall be exercisable by the Employee’s estate, personal representative or beneficiary who acquired the right to exercise this Option by bequest or inheritance or by reason of the Employee’s death at any time prior to the later of (i) the later of December 31, 2011 or the Extended Expiration Date, if any, or (ii) one (1) year after the Employee’s death, but in no event beyond the Expiration Date, and the non-vested portion of this Option shall terminate on the date of Employee’s death.
     11. Withholding of Taxes. The obligation of the Company to deliver shares of Common Stock upon the exercise of the Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option is subject to the withholding requirements of applicable federal, state or local tax laws, the Committee, in its discretion, may permit the Employee, subject to the provisions of the 2003 Plan (as in effect on the date of this Stock Option Grant and Agreement) and such additional withholding rules (the “Withholding Rules”) as shall be adopted by the Committee, to satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their fair market value on the date of exercise of the Option (or, if later, the date on which the Employee recognizes ordinary income with respect to such exercise). An election to use shares of Common Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Committee may not withhold shares in excess of the number necessary to satisfy the minimum tax withholding requirements, provided, that in the event that the number of shares having a fair market value equal to the sums required to be withheld is not a whole number of shares, the number of shares so withheld shall be rounded up to the nearest whole share.
     12. Adjustment of and Changes in the Common Stock.
          (a) In the event the outstanding shares of the Common Stock shall be changed into an increased number of shares, through a share dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then immediately after the record date for such change, the number of shares of Common Stock then subject to the Option shall be proportionately increased, in case of such share dividend or split-up of shares, or proportionately decreased, in case of such combination of shares. In the event the Company shall issue any of its shares of Common Stock or other securities or property (other than common stock which is covered by the preceding sentence), in a reclassification of the Common Stock (including without limitation any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the Option shall be adjusted so that the Employee shall be entitled to receive upon exercise of the Option the same kind and number of shares or other securities or property which the Employee would have owned or have been entitled to receive after the happening of any of the events described above, had he owned the shares of the Common Stock subject to the Option immediately prior to the happening of such event or any record date with respect thereto, which adjustment shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
          (b) In the event the Company shall distribute to all holders of the Common Stock evidences of its indebtedness or assets (including leveraged recapitalizations with special cash distributions), but excluding regular quarterly cash dividends, then in each case the number of shares of Common Stock thereafter subject to the Option shall be determined by multiplying the number of shares theretofore subject to the Option by a fraction, (i) the numerator of which shall be the then current market price per share of Common Stock (as determined in paragraph (c) below) on the record date for such distribution, and (ii) the denominator of which shall be the then current market price per share of the Common Stock less the then fair value (as mutually determined in good faith by the Board of Directors of the Company (the “Board”) and the Employee) of the portion of the assets or evidences of indebtedness so distributed applicable to a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.
          (c) For the purpose of any computation under paragraph (b) of this Section 12, the current market price per share of the Common Stock at any date shall be deemed to be the average of the daily Stock Prices for 15 consecutive Trading Days commencing 20 Trading Days before the date of such computation. “Stock Price” for each Trading Day shall be the “Fair Market Value” of the Common Stock (as defined in the 2003 Plan, as in effect on the date of this Stock Option Grant and Agreement) for such Trading Day. “Trading Day” shall be each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which the Common Stock is not traded on the exchange or in the market which is the principal United States market for the Common Stock.
          (d) Notwithstanding anything in this Agreement to the contrary, in the event of a spin-off by the Company to its shareholders, the adjustment of the Option shall be determined in an appropriate and equitable manner, and it is the intention of the parties hereto that, to the extent practicable, such adjustment shall include an option grant to acquire an equity interest in the spun-off entity.
          (e) Whenever the number of shares of Common Stock subject to the Option is adjusted as herein provided, the purchase price per share of Common Stock issuable thereunder shall be adjusted by multiplying such purchase price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock subject to the Option immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock subject to the Option immediately thereafter.
          (f) For the purpose of this Section 12, the term “Common Stock” shall mean (i) the class of Company securities designated as the Common Stock at the date of this Stock Option and Grant Agreement, or (ii) any other class of equity interest resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to the second sentence of Section 12(a) above, the Employee shall become entitled to, upon exercise of the Option, any shares other than the Common Stock, thereafter the number of such other shares issuable on exercise of the Option and the exercise price per share of Common Stock issuable thereunder shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this Section 12 and the provisions of this Stock Option and Grant Agreement with respect to the shares of Common Stock issuable on exercise of the Option shall apply on like terms to any such other shares.
          (g) In case of any consolidation of the Company or merger of the Company with another corporation as a result of which Common Stock is converted or modified or in case of any sale or conveyance to another corporation of the property, assets and business of the Company as an entirety or substantially as an entirety, the Company shall modify the Option so as to provide the Employee with an option for the kind and amount of shares and other securities and property that he would have owned or have been entitled to receive immediately after the happening of such consolidation, merger, sale or conveyance had the Option, immediately prior to such action, actually been exercised for shares and, if applicable, other securities of the Company subject to the Option. The provisions of this Section 12(g) shall similarly apply to successive consolidations, mergers, sales or conveyances.
          (h) Notwithstanding anything to the contrary contained herein, the provisions of this Section 12 shall not apply to, and no adjustment is required to be made in respect of, any of the following: (i) the issuance of shares of Common Stock upon the exercise of any other rights, options or warrants that entitle the holder to subscribe for or purchase such shares (it being understood that the sole adjustment pursuant to this Section 12 in respect of the issuance of shares of Common Stock upon exercise of rights, options or warrants shall be made at the time of the issuance by the Company of such rights, options or warrants, or a change in the terms thereof); (ii) the issuance of shares of Common Stock to the Company’s employees, directors or consultants pursuant to bona fide benefit plans or employment or consulting arrangements adopted by the Company’s Board of Directors; (iii) the issuance of shares of Common Stock in a bona fide public offering; (iv) the issuance of shares of Common Stock pursuant to any dividend reinvestment or similar plan adopted by the Company’s Board of Directors to the extent that the applicable discount from the current market price for shares issued under such plan does not exceed 5%; and (v) the issuance of shares of Common Stock in any arm’s length transaction (including, without limitation, any acquisition, financing, private placement, or, except as provided in Section 12(g), merger or combination or consolidation), directly or indirectly, to any party.
          (i) In the event the parties hereto cannot agree upon an appropriate and equitable adjustment to the Option, the services of an independent investment banker mutually acceptable to Employee and the Company shall (at the sole expense of the Company) be retained to determine an appropriate and equitable adjustment, and such determination shall be binding upon the parties.
          (j) For purposes of this Stock Grant and Option Agreement, “Affiliate” of an entity or individual means any entity or individual, directly or indirectly, controlling, controlled by or under common control with such entity or individual.
          (k) Notwithstanding anything in this Section 12 or this Agreement to the contrary, no adjustment shall be made and no other action shall be taken with respect to the Option under this Section 12 to the extent that such adjustment or action would cause the Option to be subject to Section 409A of the Code (as defined in the Plan) or result in a penalty tax under Section 409A of the Code.
     13. Legal Fees. If any contest or dispute shall arise between the Company and the Employee regarding any provisions of this Stock Grant and Option Agreement, the Company shall reimburse the Employee for legal fees and expenses reasonably incurred by Employee in connection with such contest or dispute to the extent set forth in Section 8.1 of the Employment Agreement or any new, amended or renewed employment agreement. The application of this Section 13 (and Section 8.1 of the Employment Agreement) shall survive the termination of the Employment Agreement. Such reimbursement shall be made in accordance with the terms of Section 8.1 of the Employment Agreement or any new, amended or renewed employment agreement; provided, however, that such reimbursement shall be made within ninety (90) days following the resolution of such contest or dispute (whether or not appealed), but not later than the end of the calendar year following the year in which the contest or dispute is resolved, to the extent the Company receives reasonable written evidence of such fees and expenses. The amount of any payment or reimbursement of such fees or expenses in one year shall not affect the amount of payments or reimbursements that are eligible for payment or reimbursement in any subsequent year, and the Executive’s right to such payment or reimbursement of any such fees or expenses shall not be subject to liquidation or exchange for any other benefit. Notwithstanding any determination or interpretation by the Committee, any dispute or controversy arising under or in connection with this Agreement, shall be settled exclusively by arbitration in Princeton, New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator’s award in any court having jurisdiction.
     14. Construction. Except as would be in conflict with any specific provision herein, this Stock Option Grant and Agreement is made under and subject to the provisions of the 2003 Plan as in effect on the Grant Date and, except as would conflict with the provisions of this Stock Option Grant and Agreement, all of the provisions of the 2003 Plan as in effect on the Grant

Date are hereby incorporated herein as provisions of this Stock Option Grant and Agreement. In the event of any such conflict, the terms of this Stock Option Grant and Agreement shall govern. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Employment Agreement or the 2003 Plan, as applicable, unless otherwise indicated.
     15. Governing Law. This Stock Option Grant and Agreement shall be governed by applicable federal law and otherwise by the laws of the State of Delaware.
     16. Amendment or Modification: Waiver. No provision of this Agreement may be amended, modified or waived unless such amendment or modification is agreed to in writing, signed by the Employee and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.
     17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Stock Option Grant and Agreement as of the date first written above.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:

Name:
Title:

EMPLOYEE

Stuart M. Essig

EXHIBIT D
[Contract Stock/Restricted Units Agreement (Special 2008 Restricted Units)]
INTEGRA LIFESCIENCES HOLDINGS CORPORATION
CONTRACT STOCK / RESTRICTED UNITS AGREEMENT
Pursuant to
2003 EQUITY INCENTIVE PLAN
     AGREEMENT, dated as of August 6, 2008 (the “Grant Date”), by and between Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”), and Stuart M. Essig (“Executive”).
     WHEREAS, the Company and Executive previously entered into that certain Second Amended and Restated Employment Agreement dated as of July 27, 2004, as amended by Amendment 2006-1 to the Second Amended and Restated Employment Agreement and Amendment 2008-1 to the Second Amended and Restated Employment Agreement;
     WHEREAS, as of August 6, 2008, the Company and Executive have entered into an Amendment 2008-2 to the Second Amended and Restated Employment Agreement (such Second Amended and Restated Employment Agreement, as so amended being hereinafter called the “Employment Agreement”), pursuant to which Executive will continue to serve as President and Chief Executive Officer of the Company, on the terms and conditions set forth and described therein;
     WHEREAS, pursuant to the Employment Agreement, the Company has agreed to grant to Executive an aggregate of 375,000 (three hundred seventy-five thousand) shares of contract stock in the form of restricted units (the “Units”) representing an equal number of shares of restricted common stock of the Company, par value $.01 per share (“Common Stock”), on the terms set forth herein; and
     WHEREAS, the grant of Units and restricted Common Stock hereunder is being made under the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan (the “2003 Plan”), a copy of which is attached hereto.
     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration the legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Employment Agreement or the 2003 Plan, as applicable, unless otherwise indicated.
     2. Grant of Units. Pursuant to Section 3.2(c)(i)(B) of the Employment Agreement, Executive is hereby granted, as of August 6, 2008, deferred compensation in the form of 375,000 (three hundred seventy-five thousand) fully vested Units pursuant to the terms of this Agreement and to the 2003 Plan.

     3. Dividend Equivalents. Executive shall be entitled to receive, with respect to all outstanding Units (as such Units may be adjusted under Section 6), dividend equivalent amounts equal to the regular quarterly cash dividend payable to holders of Common Stock (to the extent regular quarterly cash dividends are paid) as if Executive were an actual shareholder with respect to the number of shares of Common Stock equal to his outstanding Units. Such dividend equivalent amounts shall be aggregated on a quarterly basis while the Units are outstanding and paid to Executive within thirty (30) days following the first business day that occurs immediately following the 6-month period after the date of Executive’s “separation from service” from the Company (within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (the “Code”) and its corresponding regulations) (a “Separation from Service”). The dividend equivalents and any amounts that may become payable in respect thereof shall be treated separately from the Units and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Code Section 409A.
     4. Payment of Units.
          (a) The shares of Common Stock underlying the Units (the “Unit Shares”) shall be paid out to Executive within thirty (30) days following the first business day that occurs immediately following the 6-month period after the date of Executive’s Separation from Service.
          (b) Any Unit Shares delivered shall be deposited in an account designated by Executive and maintained at a brokerage house selected by Executive. Any such Unit Shares shall be duly authorized, fully paid and non-assessable shares, listed with NASDAQ or the principal United States securities exchange on which the Common Stock is admitted to trading and registered on the Company Registration Statement, if registration is requested by Executive.
          (c) Except as otherwise provided in this Agreement, Executive shall not be deemed to be a holder of any Common Stock pursuant to a Unit until the date of the issuance of a certificate to him for such shares and, except as otherwise provided in this Agreement, Executive shall not have any rights to dividends or any other rights of a shareholder with respect to the shares of Common Stock covered by a Unit until such shares of Common Stock have been issued to him, which issuance shall not be unreasonably delayed.
          (d) The Company shall be entitled to withhold in cash or deduction from other compensation payable to the Executive any sums required by federal, state or local tax law to be withheld with respect to the vesting, distribution or payment of the Units or the Unit Shares. In satisfaction of the foregoing requirement with respect to the distribution or payment of the Units, the Company shall withhold shares of Common Stock otherwise issuable in such distribution having a Fair Market Value equal to the sums required to be withheld. Subject to the following sentence, the number of shares of Common Stock which shall be so withheld in order to satisfy the Executive’s federal, state and local withholding tax liabilities with respect to the issuance of shares of Common Stock in payment of the Units shall be limited to the number of shares which have a Fair Market Value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state and local tax purposes that are applicable to such supplemental taxable income. In the event that the number of shares of Common Stock having a Fair Market Value equal to the sums required to be withheld is not a whole number of shares, the number of shares so withheld shall be rounded up to the nearest whole share.

          (e) Executive’s right to receive payment of any amounts under this Agreement shall be an unfunded entitlement and shall be an unsecured claim against the general assets of the Company.
          (f) After payment in accordance with this Section 4, the Unit Shares may not be sold, transferred or otherwise disposed of by Executive for a period of five days after receipt of such shares by Executive, except that no such restrictions shall apply in the case of a Change in Control (as defined in the Employment Agreement) or in the event that Unit Shares are sold or withheld in order to satisfy any obligations Executive may have with respect to any applicable tax withholding requirements on vesting or receipt of Unit Shares (including, without limitation, pursuant to Section 4(d) above).
     5. Representations. The Company represents and warrants that this Agreement has been authorized by all necessary action of the Company, has been approved by the Board and is a valid and binding agreement of the Company enforceable against it in accordance with its terms and that the Unit Shares will be issued pursuant to and in accordance with the 2003 Plan, will be listed with NASDAQ or the principal United States securities exchange on which the Common Stock is admitted to trading, and will be validly issued, fully paid and non-assessable shares. The Company further represents and warrants that the grant of Units under this Agreement has been approved by the Company’s Compensation Committee, that the 2003 Plan has and will have sufficient shares available to effect the distribution of the Unit Shares, and that the Company will file a Hart Scott Rodino application with respect to Executive on a timely basis, if necessary, in connection with the acquisition of Unit Shares by Executive under this Agreement.
     6. Changes in the Common Stock and Adjustment of Units.
          (a) In the event the outstanding shares of the Common Stock shall be changed into an increased number of shares, through a share dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then immediately after the record date for such change, the number of Units then subject to this Agreement shall be proportionately increased, in case of such share dividend or split-up of shares, or proportionately decreased, in case of such combination of shares. In the event the Company shall issue any of its shares of stock or other securities or property (other than Common Stock which is covered by the preceding sentence), in a reclassification of the Common Stock (including without limitation any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the kind and number of Units subject to this Agreement immediately prior thereto shall be adjusted so that the Executive shall be entitled to receive the same kind and number of shares or other securities or property which the Executive would have owned or have been entitled to receive after the happening of any of the events described above, had he owned the shares of the Common Stock represented by the Units under this Agreement immediately prior to the happening of such event or any record date with respect thereto, which adjustment shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
          (b) In the event the Company shall distribute to all holders of the Common Stock evidences of its indebtedness or assets (including leveraged recapitalizations with special cash distributions, but excluding regular quarterly cash dividends), then in each case the number of Units thereafter subject to this Agreement shall be determined by multiplying the number of

Units theretofore subject to this Agreement by a fraction, (i) the numerator of which shall be the then current market price per share of Common Stock (as determined in paragraph (c) below) on the record date for such distribution, and (ii) the denominator of which shall be the then current market price per share of the Common Stock less the then fair value (as mutually determined in good faith by the Board and the Executive) of the portion of the assets or evidences of indebtedness so distributed applicable to a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.
          (c) For the purpose of any computation under paragraph (b) of this Section 6, the current market price per share of the Common Stock at any date shall be deemed to be the average of the daily Stock Prices (as defined herein) for 15 consecutive Trading Days (as defined herein) commencing 20 Trading Days before the date of such computation. “Stock Price” for each Trading Day shall be the “Fair Market Value” of the Common Stock (as defined in the 2003 Plan, as in effect on the date of this Agreement) for such Trading Day. “Trading Day” shall be each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which the Common Stock is not traded on the exchange or in the market which is the principal United States market for the Common Stock.
          (d) For the purpose of this Section 6, the term “Common Stock” shall mean (i) the class of Company securities designated as the Common Stock at the date of this Agreement, or (ii) any other class of equity interest resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to the second sentence of Section 6(a) above, the Executive shall become entitled to Units representing any shares other than the Common Stock, thereafter the number of such other shares represented by a Unit shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this Section 6, and the provisions of this Agreement with respect to the shares of Common Stock represented by the Units shall apply on like terms to any such other shares.
          (e) In case of any Change in Control, consolidation of the Company, or merger of the Company with another corporation as a result of which Common Stock is converted or modified, or in case of any sale or conveyance to another corporation of the property, assets and business of the Company as an entirety or substantially as an entirety, the Company shall modify the Units so as to provide the Executive with Units reflecting the kind and amount of shares and other securities and property (or cash, as applicable) that he would have owned or have been entitled to receive immediately after the happening of such Change in Control, consolidation, merger, sale or conveyance had his Units immediately prior to such action actually been shares and, if applicable, other securities of the Company represented by those Units. The provisions of this Section 6(e) shall similarly apply to successive consolidations, mergers, sales or conveyances.
          (f) If the Company distributes rights or warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the current market price per share on the record date for the distribution, the Company shall distribute to Executive equivalent amounts of such rights or warrants as if Executive were an actual shareholder with respect to the number of shares of Common Stock equal to his outstanding Units. Such rights or warrants shall be exercisable at the same time, on the same terms and for the same price as the rights or warrants distributed to holders of the Common Stock; provided, however, that if such rights or warrants are deemed to be deferred compensation subject to the requirements of Section 409A of the Code, such rights or warrants shall be distributed to Executive in a manner that complies with such requirements.
          (g) In case any event shall occur as to which the provisions of this Section 6 are not applicable but the failure to make any adjustment would not fairly protect the rights represented by the Units in accordance with the essential intent and principles of this Section 6 then, in each such case, the Company shall make an adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 6, necessary to preserve, without dilution, the rights represented by the Units. The Company will promptly notify the Executive of any such proposed adjustment.
          (h) Notwithstanding anything to the contrary contained herein, the provisions of Section 6 shall not apply to, and no adjustment is required to be made in respect of, any of the following: (i) the issuance of shares of Common Stock upon the exercise of any other rights, options or warrants that entitle the holder to subscribe for or purchase such shares (it being understood that the sole adjustment pursuant to this Section 6 in respect of the issuance of shares of Common Stock upon exercise of rights, options or warrants shall be made at the time of the issuance by the Company of such rights, options or warrants, or a change in the terms thereof); (ii) the issuance of shares of Common Stock to the Company’s employees, directors or consultants pursuant to bona fide benefit plans adopted by the Company’s Board; (iii) the issuance of shares of Common Stock in a bona fide public offering pursuant to a firm commitment offering; (iv) the issuance of shares of Common Stock pursuant to any dividend reinvestment or similar plan adopted by the Company’s Board to the extent that the applicable discount from the current market price for shares issued under such plan does not exceed 5%; and (v) the issuance of shares of Common Stock in any arm’s length transaction, directly or indirectly, to any party.
          (i) Notwithstanding anything in this Agreement to the contrary, in the event of a spin-off by the Company to its shareholders, Executive’s participation in such spin-off with respect to the Units and the adjustment of the Units shall be determined in an appropriate and equitable manner, and it is the intention of the parties hereto that, to the extent practicable, such adjustment shall include an equity interest in the spin-off entity.
          (j) In the event the parties hereto cannot agree upon an appropriate and equitable adjustment to the Units, the services of an independent investment banker mutually acceptable to Executive and the Company shall (at the sole expense of the Company) be retained to determine an appropriate and equitable adjustment, and such determination shall be binding upon the parties.
     7. No Right to Employment. Nothing in this Agreement shall confer upon Executive the right to remain in employ of the Company or any subsidiary of the Company.
     8. Nontransferability. This Agreement shall not be assignable or transferable by the Company (other than to successors of the Company) and this Agreement and the Units shall not be assignable or transferable by the Executive otherwise than by will or by the laws of descent and distribution, and the Units may be paid out during the lifetime of the Executive only to him. More particularly, but without limiting the generality of the foregoing, the Units may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Units contrary to the provisions of this Agreement, and any levy of any attachment or similar process upon the Units, shall be null and void and without effect.
     9. Arbitration, Legal Fees and Expenses. If any contest or dispute shall arise between the Company and Executive regarding any provision of this Agreement, the Company shall reimburse Executive for all legal fees and expenses reasonably incurred by Executive during his lifetime in connection with such contest or dispute, pursuant to the provisions of Section 8.1 of the Employment Agreement. The application of this Section 9 (and Section 8.1 of the Employment Agreement) shall survive the termination of the Employment Agreement. The foregoing limitation shall not preclude the Executive’s estate or heirs from recovering reasonable legal fees (and related expenses) in accordance with the provisions hereof in the event that Executive’s estate or heirs initiate or continue any dispute or controversy arising under or in connection with this Agreement after Executive’s death; provided, however, that such reasonable legal fees (and related expenses) are incurred within the six (6)-year period following the date of Executive’s death. Such reimbursement shall be made within ninety (90) days following the resolution of such contest or dispute (whether or not appealed), but not later than the end of the calendar year following the year in which the contest or dispute is resolved, to the extent the Company receives reasonable written evidence of such fees and expenses. The amount of any payment or reimbursement of such fees or expenses in one year shall not affect the amount of payments or reimbursements that are eligible for payment or reimbursement in any subsequent year, and the Executive’s right to such payment or reimbursement of any such fees or expenses shall not be subject to liquidation or exchange for any other benefit. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Princeton, New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator’s award in any court having jurisdiction.
     10. Entire Agreement. This Agreement and the Employment Agreement contain all the understandings between the parties hereto pertaining to the matters referred to herein, and supersede all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Executive represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter, basis or effect of this Agreement or otherwise.
     11. Amendment or Modification; Waiver. No provision of this Agreement may be amended, modified or waived unless such amendment or modification is agreed to in writing, signed by the Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

     12. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:
To the Executive:
Stuart M. Essig
311 Enterprise Drive
Plainsboro, NJ 08536
Facsimile: 609-275-9006
To the Company:
Integra LifeSciences Holdings Corporation
311 Enterprise Drive
Plainsboro, NJ 08536
Attention: Chairman
Facsimile: 609-275-9006
(with a copy to the Company’s General Counsel)
     Any notice delivered personally or by courier under this Section 12 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.
     13. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.
     14. Noncontravention. The Company represents that the Company is not prevented from entering into, or performing, this Agreement by the terms of any law, order, rule or regulation, its certificate of incorporation or by-laws, or any agreement to which it is a party.
     15. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement or Executive’s employment to the extent necessary for the intended preservation of such rights and obligations.
     16. Successors. This Agreement shall inure to the benefit of and be binding upon each successor of the Company, and upon the Executive’s beneficiaries, legal representatives or estate, as the case may be.
     17. Construction. Except as would be in conflict with any specific provision herein, this Agreement is made under and subject to the provisions of the 2003 Plan as in effect on the Grant Date and, except as would conflict with the provisions of this Agreement, all of the provisions of the 2003 Plan as in effect on the Grant Date are hereby incorporated herein as provisions of this Agreement. In the event of any such conflict, the terms of this Agreement shall govern.
     18. Governing Law. This agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.
     19. Headings. All descriptive headings of sections and paragraphs in this Agreement are for convenience of reference only, and they form no part of this Agreement and shall not affect its interpretation.
     20. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     21. Section 409A of the Code. This Agreement is intended to comply with the requirements of Section 409A of the Code, and shall in all respects be administered in accordance with Section 409A. Notwithstanding anything in the Agreement to the contrary, payment may only be made under the Agreement upon an event and in a manner permitted by Section 409A of the Code. If a payment is not made by the designated payment date under the Agreement, the payment shall be made by December 31 of the calendar year in which the designated date occurs. Any payment to be made upon a termination of employment under this Agreement may only be made upon a Separation from Service. To the extent that any provision of the Agreement would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Agreement to fail to satisfy the requirements of Section 409A, such provision shall be deemed null and void to the extent permitted by applicable law.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Contract Stock / Restricted Units Agreement as of the date first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:

Name: Richard E. Caruso
Title: Chairman of the Board of Directors

EXECUTIVE

Stuart M. Essig

EXHIBIT E
[Contract Stock/Restricted Units Agreement (Annual Award)]
See Exhibit 10.8 to the Company’s Quarterly Report
on Form 10-Q for the quarter ended June 30, 2008

EXHIBIT F
[Performance Stock Agreement]
See Exhibit 10.9 to the Company’s Quarterly Report
on Form 10-Q for the quarter ended June 30, 2008

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